UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2011

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 260.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Series B Stock Purchase Agreement.

On August 26, 2011, Pacific Mercantile Bancorp (the “Company”) entered into a Series B Preferred Stock Purchase Agreement, a copy of which is attached as Exhibit 10.1 to, and by this reference is incorporated into, this Current Report on Form 8-K (the “Series B Purchase Agreement”). Pursuant to that Agreement, also on August 26, 2011, the Company sold to three institutional investors in a private placement a total of 112,000 shares of a newly created Series B Convertible 8.4% Noncumulative Preferred Stock (the “Series B Shares”), at a price of $100.00 per share in cash, generating aggregate gross proceeds to the Company of $11.2 million. The Company has contributed the net proceeds from the sale of these Series B Shares to its wholly-owned banking subsidiary, Pacific Mercantile Bank (the “Bank”), which will enable the Bank to increase the ratio of its adjusted tangible shareholders’ equity to its tangible assets above 9% and thereby meet the capital requirement under a previously reported state banking regulatory order (the “DFI Order”). The three investors to whom the Series B Shares were sold (the “Investors”) are Carpenter Community Bancfund LP and Carpenter Community Bancfund-A LP (collectively, the “Carpenter Funds”), which purchased an aggregate of 37,000 of the Series B Shares (designated as the “Series B-1 Shares”), and SBAV LP (“SBAV”), which purchased the other 75,000 Series B Shares (designated as the “Series B-2 Shares”). SBAV is an affiliate of the Clinton Group (the “Clinton Group”).

Although the Series B Shares were issued in two separate “sub-series” designated as the Series B-1 Shares and the Series B-2 Shares, respectively, the conversion rights, dividend rights, redemption provisions, liquidation preferences and protective provisions of the Series B-1 Shares and the Series B-2 Shares are identical and the Series B-1 Shares and the Series B-2 Shares differ only with respect to certain limitations on voting rights. Therefore, unless expressly indicated otherwise, the term “Series B Shares” in this Report shall refer to both the Series B-1 Shares and Series B-2 Shares collectively and interchangeably, and any statement in this Report describing any rights, preferences or privileges as being rights, preferences or privileges of the Series B Shares shall mean that such rights, preferences or privileges (as the case may be) are the same in the case of both the Series B-1 Shares and Series B-2 Shares.

The Series B Shares are convertible, at the option of the holders of those Shares, at any time and from time to time, into shares of the Company’s common stock at a conversion price of $5.32 per common share. Dividends on the Series B Shares are payable in cash at a rate of 8.4% per annum if, as and when declared by the Board of Directors. If, however, due to legal or regulatory restrictions, the Company is unable to pay cash dividends on the Series B Preferred Stock for two semi-annual dividend periods, then the Company will be required to pay such dividends in shares of a newly created separate series of preferred stock, designated as the Company’s Series C 8.4% Noncumulative Preferred Stock (the “Series C Shares”).

A summary of the rights, preferences and privileges of the Series B Shares and the Series C Shares is set forth below in this Current Report.

Additional Equity Financing Agreements.

Concurrently with the completion of the sale of the Series B Shares to the Investors, the Company entered into (i) an additional Series B Preferred Stock Purchase Agreement (the “Additional Series B Purchase Agreement”) with SBAV and the Carpenter Funds, and (ii) a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”) with the Carpenter Funds. The Additional Series B Purchase Agreement provides for the sale by the Company, subject to satisfaction of certain conditions, to the Carpenter Funds and SBAV of a total of $10.8 million and $1.0 million, respectively, of additional Series B Shares (the “Additional Series B Shares”), at the same purchase price and on the same terms as the Series B Shares that were sold on August 26, 2011. The Common Stock Purchase Agreement provides for the Company to sell, subject to satisfaction of certain conditions, a total of $15.5 million of its shares of common stock (the “Common Shares”) to the Carpenter Funds at a price equal to the greater of (i) $5.31 per common share or (ii) the book value of the Company’s shares as of the end of the calendar quarter immediately preceding the sale of those shares. Copies of the Additional Series B Purchase Agreement and the Common Stock Purchase Agreement are attached as Exhibits 10.5 and 10.6, respectively, to, and by this reference are incorporated into, this Current Report on Form 8-K. Additionally, the Company will be issuing common stock purchase warrants (the “Warrants”) that, subject to certain conditions, will entitle the Carpenter Funds and SBAV to purchase up to 408,834 and 399,436 shares, respectively, of the Company’s common stock at a price of $6.38 per share. A copy of the form of Warrant is attached as Exhibit C to the Additional Series B Stock Purchase Agreement.

If these sales of the Additional Series B Shares and Common Shares are consummated, the Carpenter Funds will own approximately 29% of the Company’s voting securities and will be the Company’s largest shareholder. Consummation of the sales of the Additional Series B Shares and those Common Shares is subject to a number of conditions including, in addition to customary conditions, the receipt of required regulatory approvals, the achievement by the Bank of certain specified capital ratios, and the approval by the Company’s shareholders of the sale of the Common Shares to the Carpenter Funds and an increase in the number of authorized shares of the Company’s common stock. There is no assurance that these conditions will be satisfied and if either of these Agreements is terminated due to a failure of any of the conditions, the Investors will not be required to purchase either the Additional Series B Shares or the shares of common stock.

Ancillary Agreements.

In connection with the sale of the Series B Shares on August 26, 2011, the Company entered into the following additional agreements with the Investors (the “Ancillary Agreements”).

Investor Rights Agreements. The Company has entered into an Investor Rights Agreement with each of SBAV and the Carpenter Funds (the “SBAV Investor Rights Agreement” and the “Carpenter Investor Rights Agreement” respectively), copies of which are attached, respectively, as Exhibits 10.2 and 10.3, to, and by this reference are incorporated into, this Current Report on Form 8-K. These Investor Rights Agreements grant to SBAV and the Carpenter Funds the right to purchase (subject to certain exceptions) a pro-rata portion of any additional equity securities the Company may sell during the next three years in order to enable the Investors to maintain their respective percentage ownership interests in the Company. The SBAV Investor Rights Agreement entitles SBAV to designate an individual, who is acceptable to the Company, to be appointed as a member of the Boards of Directors of the Company and the Bank, effective upon receipt of any required regulatory approvals and clearances therefor. The Carpenter Investor Rights Agreement provides that, if the purchases by the Carpenter Funds of the $10.8 million of Additional Series B Shares and the $15.5 million of shares of Company common stock are consummated, then the Carpenter Funds will become entitled to designate three individuals, who are reasonably acceptable to the Company, to serve on the Boards of Directors of both the Company and the Bank, effective upon receipt of any required regulatory approvals and clearances therefor.

If the sales of the Additional Series B Shares pursuant to the Additional Series B Purchase Agreement and the shares of Company common stock pursuant to the Common Stock Purchase Agreement are consummated, it will become necessary for Raymond E. Dellerba, who is President and CEO of both the Company and the Bank, to devote more of his time and energies, as the Company’s CEO, to the formulation and implementation of Company-wide strategic initiatives. As a result, upon consummation of the sales of the Additional Series B Shares and the shares of Common Stock, a search will be conducted for a new Bank CEO who would be responsible for the day to day operations of the Bank. The appointment of a new Bank CEO will be subject to the receipt of any then required regulatory approvals or clearances and, at the time of that appointment, in addition to continuing as the Company’s CEO, Mr. Dellerba will become the Vice Chairman of the Bank and will continue, in that capacity as well, to be involved in oversight of its operations. The Carpenter Investor Rights Agreement provides that the individual selected to become the new Bank CEO must be reasonably acceptable to the Carpenter Funds.

Registration Rights Agreements. The Company also has entered into a Registration Rights Agreement with both SBAV and the Carpenter Funds (the “Registration Rights Agreement”). That Agreement requires the Company, at its sole expense, (i) to file, within 45 days after the closing of the sale of the Series B Shares, a Registration Statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) to register for resale, under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Company common stock that are issuable upon conversion of the Series B Shares and (ii) to use its commercially reasonable efforts to have that Registration Statement declared effective by the SEC within 120 days of the filing date. A copy of the Registration Rights Agreement is attached as Exhibit 10.4 and is hereby incorporated by reference into this Current Report on Form 8-K. If the sales of the Additional Series B Shares pursuant to the Additional Series B Purchase Agreement and the shares of Company common stock pursuant to the Common Stock Purchase Agreement are consummated, the Company also will enter into a second Registration Rights Agreement providing for it to register, for resale, the shares of common stock that will be issuable upon conversion of the Additional Series B Shares, the shares of common stock issuable pursuant to the Common Stock Purchase Agreement and the shares of common stock that will be issuable upon exercise of the Warrants.

The foregoing summaries of the Series B Purchase Agreement, the Additional Series B Purchase Agreement the Common Stock Purchase Agreement, the Warrants and the Ancillary Agreements and the descriptions of the transactions contemplated thereby are qualified in their entirety by reference to those Agreements, copies of which are attached as Exhibits to this Current Report on Form 8-K.

Summary of the Rights, Preferences and Privileges of the Series B Shares and Series C Shares.

On August 22, 2011, the Company filed a Current Report on Form 8-K to report the Company’s filing, on August 16, 2011, with the California Secretary of State of (i) the Certificate of Determination of the Rights, Preferences, Privileges and Restrictions of the Series B Shares (the “Series B Certificate of Determination”) and (ii) the Certificate of Determination of the Rights, Preferences, Privileges and Restrictions of the Series C Shares (the “Series C Certificate of Determination”). That Current Report contains, in Item 3.03 thereof, a summary of the respective rights, preferences and privileges of the Series B Shares and Series C Shares and copies of the Series B Certificate of Determination and the Series C Certificate of Determination are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to that Current Report. The following summaries are not intended to be complete and are qualified in their entirety by reference to Item 3.03 of that Current Report and Exhibits 3.1 and 3.2 thereto.

Summary of the Series B Rights, Preferences and Privileges

Ranking. The Series B Shares will, with respect to dividend rights and rights on liquidation, rank on parity with the Company’s Series A Convertible 10% Cumulative Preferred Stock (the “Series A Shares”) and any Series C Shares that may be issued as dividends on the Series B Shares, and any other class or series of preferred stock that the Company may issue in the future which is designated as being on parity with the Series B Shares as to dividends and rights on liquidation (collectively, including the Series A Shares and the Series C Shares, “Parity Securities”). On the other hand the Series B Shares rank senior to the Company’s common stock and any other class or series of the Company’s capital stock that may be created in the future which does not expressly provide that such shares of capital stock rank on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Company (collectively, and including the common stock, “Junior Securities”).

Conversion Rights. The Series B Shares are convertible at the option of the holders thereof into shares of the Company’s common stock at a conversion price of $5.32 per common share.

Dividend Rights and Preference. Dividends on the Series B Shares are payable in cash at a rate of 8.4% per annum if, as and when declared by the Board of Directors. If, however, due to legal or regulatory restrictions, the Company is unable to pay cash dividends on the Series B Shares for any two semi-annual dividend periods, then the Company will be required to pay such dividends in Series C Shares, the rights, preferences and privileges of which are summarized below. No dividends may be declared or paid on shares of the Company’s common stock unless dividends are first paid (either in cash or in Series C Shares) on the Series B Shares and any Series C Shares that may be issued in the future.

Redemptions of Series B Shares. The Series B Shares will not be redeemable at the option of any of the holders thereof at any time. However, the Company will have the right, subject to certain conditions, including the prior redemption by the Company of all Series C Shares, if any, that had been issued as dividends on the Series B Shares, to redeem some or all of the Series B Shares, out of funds legally available therefor, as follows: (i) if, at any time after August 26, 2013, the volume weighted average of the closing prices of the Company’s common stock is at least 140% of the then Series B conversion price for any period of 20 consecutive trading days, then, subject to certain conditions, the Company will become entitled to redeem the Series B Shares, in whole or in part, during the succeeding three months and if the Company redeems some, but not all, of the Series B Shares during that three month period, it will be entitled to redeem, in whole or in part, the remaining Series B Shares on one occasion within the succeeding 12 months; and (ii) if all of the Series B Shares have not theretofore been redeemed or converted into common stock, the Company will become entitled to redeem the outstanding Series B Shares at any time in whole or from time to time in part on or after August 26, 2018. The price payable by the Company on redemption of any Series B Shares, which must be paid in cash, will be $100.00 per Series B Share (the per share price originally paid for the Series B Shares), plus an amount in cash equal to the sum of (i) all theretofore declared but unpaid dividends on each share of Series B Preferred Stock then being redeemed, and

(ii) the Series C Share Price for each share of Series C Shares that has become, but remains, issuable as a dividend on the Series B Shares then being redeemed, together with all unpaid dividends on such Series C Shares that have accrued prior to the date of redemption (the “Series B Redemption Price”).

Voting Rights. In addition to voting rights under the protective provisions described below or as may be required by law, subject to certain limitations, the holders of the Series B Shares will be entitled to vote, on an as-converted basis, with the holders of the Common Stock, voting together as a single class, on all matters on which the holders of the Common Stock are entitled to vote.

Series B Preferred Stock Protective Provisions. At any time when at least 25% of the originally issued Series B shares are outstanding, the approval of the holders of not less than 80% of the such Series B Shares, voting as a separate class, will be required before the Company may take certain actions, specified in the Series B Certificate of Determination, that could materially and adversely affect the rights, preferences or privileges of the Series B Shares, including (i) a liquidation of the Company (ii) the creation or issuance of securities that rank, or any instrument that is convertible into securities that will rank, senior to the Series B Shares; and (iii) the sale or issuance of any securities that are on parity with, or junior to, the Series B Shares that would require the payment of cash dividends on such securities during any period when the Company is not able to pay cash dividends on the Series B Shares or on any Series C Shares that may have been issued by the Company.

Liquidation Preference. If the Company liquidates and dissolves, then, before any distribution of Company assets (a “liquidation distribution”) may be made to the holders of Junior Securities, the holders of Series B Shares will be entitled to receive a per share liquidation distribution, but only out of assets legally available therefor, equal to the Redemption Price per Series B Share (as described above under the subcaption “Redemptions of Series B Shares”). If the Company consummates a “Change in Control Transaction” (as defined in the Series B Certificate of Determination), then any holder of Series B Shares may elect to treat that Transaction as a “deemed liquidation” in which event that holder will have the right to receive a liquidation distribution for such holder’s Series B Shares in an amount equal to the Redemption Price.

Summary of the Rights, Preferences and Privileges of the Series C Shares.

Any Series C Shares that the Company may issue in the future will rank on parity with the Company’s Series A Shares and Series B shares and will have the same rights, preferences and privileges as the Series B Shares, except as follows: (i) the Series C Shares will not be convertible into common stock by the Investors, but may become convertible into shares of common stock, at a conversion price of $5.32 per common share, upon certain sales of the Series B Shares by the Investors; and (ii) the holders of Series C Shares will not be entitled to vote their Series C Shares on matters on which the common shareholders are generally entitled to vote.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to and there is hereby incorporated by reference into this Item 3.02, the information set forth in “Item 1.01—Entry into a Material Definitive Agreement” in this Current Report, relating to the Company’s private placement to the Investors of the Series B Shares pursuant to the Series B Purchase Agreement, the Additional Series B Shares which may be issued pursuant to the Additional Series B Purchase Agreement and the shares of common stock that may be issued pursuant to the Common Stock Purchase Agreement and the Warrants in connection therewith. That information so incorporated by reference into this Item 3.02 is qualified in its entirety by those Agreements and the Ancillary Agreements attached as Exhibits to this Current Report on Form 8-K and the Series B Certificate of Determination and the Series C Certificate of Determination which are attached as Exhibits 3.1 and 3.2, respectively, to the Company’s Current Report on Form 8-K which is dated August 16, 2011 and was filed with the Commission on August 22, 2011.

The Series B Shares and Additional Series B Shares, the Series C Preferred Stock, the shares of common stock to be sold under the Common Stock Purchase Agreement and the Warrants and shares of common stock issuable on exercise thereof (collectively, the “Equity Securities”) have been offered for sale and have been or will be sold only to “accredited investors” within the meaning of Regulation D under the Securities Act in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the Securities and Exchange Commission under that Act. None of the Equity Securities (including shares of common stock that may become issuable on exercise thereof) have been registered under the Securities Act or qualified under any applicable state securities laws, and may not be offered or sold in the United States absent such registration and qualification or applicable exemptions therefrom.

Forward-Looking Statements

Any statements contained in this Current Report that refer to future events or other non-historical matters are forward-looking statements. The Company disclaims any intent or obligation to update any forward-looking statements. These forward-looking statements are based on the Company’s reasonable expectations as of the date of this report and are subject to risks and uncertainties that could cause actual results to differ materially from current expectations. The consummation of future sales of the Company’s equity securities remains subject to various risks and uncertainties related to the obtainment of necessary regulatory approvals, the obtainment of the approval of the Company’s shareholders, changes in the Company’s business prospects, results of operations or financial condition, and such other risks and uncertainties as detailed from time to time in the Company’s public filings with the SEC.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities.

Item 7.01	Regulation FD Disclosure.

On August 26, 2011, the Company issued a press release reporting the sale of the Series B Shares and its entry into the Additional Series B Purchase Agreement and the Common Stock Purchase Agreement. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and neither such information nor Exhibit 99.1 shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description of Exhibits

Exhibit 4.1	Form of Series B-1 Preferred Stock Certificate.

Exhibit 4.2	Form of Series B-2 Preferred Stock Certificate.

Exhibit 10.1	Series B Preferred Stock Purchase Agreement.

Exhibit 10.2	SBAV Investor Rights Agreement.

Exhibit 10.3	Carpenter Investor Rights Agreement.

Exhibit 10.4	Registration Rights Agreement.

Exhibit 10.5	Additional Series B Preferred Stock Purchase Agreement (including the Form of Warrant attached as Exhibit C to that Agreement).

Exhibit 10.6	Common Stock Purchase Agreement.

Exhibit 99.1	Press Release issued August 26, 2011 reporting the Company’s sale of Series B Shares and its entry into the Additional Series B Purchase Agreement and Common Stock Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP
Date: August 30, 2011	By:	/s/ NANCY A. GRAY

Nancy A. Gray, Senior Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBIT

Exhibit No.	Description of Exhibits

Exhibit 4.1	Form of Series B-1 Preferred Stock Certificate.

Exhibit 4.2	Form of Series B-2 Preferred Stock Certificate.

Exhibit 10.1	Series B Preferred Stock Purchase Agreement.

Exhibit 10.2	SBAV Investor Rights Agreement.

Exhibit 10.3	Carpenter Investor Rights Agreement.

Exhibit 10.4	Registration Rights Agreement.

Exhibit 10.5	Additional Series B Preferred Stock Purchase Agreement (including the Form of Warrant attached as Exhibit C to that Agreement).

Exhibit 10.6	Common Stock Purchase Agreement.

Exhibit 99.1	Press Release issued August 26, 2011 reporting the Company’s sale of Series B Shares and its entry into the Additional Series B Purchase Agreement and Common Stock Purchase Agreement.

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